Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow finalizes strategic partnership with Macquarie Asset

Management as an investor in Diamond Infrastructure Solutions,

its dedicated infrastructure company

•	Dow sold an initial 40% equity stake in Diamond Infrastructure Solutions, a dedicated infrastructure company with assets across the U.S. Gulf Coast, to a fund managed by Macquarie Asset Management

•	Macquarie Asset Management has an option to increase its equity stake to 49% within six months of closing

•	Dow received initial cash proceeds of approximately $2.4 billion, with potential to receive up to approximately $3.0 billion in total if the option is exercised

•	Proceeds will be used to support Dow’s balanced capital allocation approach

MIDLAND, Mich. – May 1, 2025 – Dow (NYSE: DOW) today announced the completion of the sale of a 40% equity stake in Diamond Infrastructure Solutions, a dedicated infrastructure company with select U.S. Gulf Coast infrastructure assets, to a fund managed by Macquarie Asset Management, a leading global infrastructure and energy asset manager.

“This growth-focused transaction to create a new infrastructure business entity represents a strategic partnership between Dow and Macquarie Asset Management that has been several years in the making,” said Jim Fitterling, chair and chief executive officer of Dow. “With key assets strategically placed across the U.S. Gulf Coast, Diamond Infrastructure Solutions will provide safe and reliable operations for its existing customers while focusing on customer growth.”

Dow has received initial cash proceeds of approximately $2.4 billion from the sale of a 40% minority equity stake. Macquarie Asset Management has the option to increase its equity share to 49% within six months of closing for an additional approximately $600 million – which would increase total cash proceeds to approximately $3 billion for Dow in 2025 if exercised.

Diamond Infrastructure Solutions (“Diamond”) was stood up by Dow in 2023 and announced in December 2024 as a dedicated infrastructure company to focus on operational efficiencies and new customer acquisition. Over the last several months, the Diamond leadership team has progressed a comprehensive growth strategy, focusing on several key areas to ensure Diamond’s success including a strong focus on safety, employee alignment, and proactive engagement with new customers.

Dow will maintain control as the majority owner of Diamond to ensure the safety and reliability of its U.S. Gulf Coast operations. Profitable growth for Diamond is expected to benefit both Dow and Macquarie Asset Management’s future bottom-line results.

This transaction is another step in Dow’s continued actions to unlock value from non-product producing assets and improve balance sheet effectiveness across its global portfolio.

Citi and Goldman Sachs acted as financial advisors to Dow, and Linklaters provided legal support.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 30 countries and employ approximately 36,000 people. Dow delivered sales of approximately $43 billion in 2024. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

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Cautionary Statement about Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases. Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; Dow’s ability to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions, tariffs and trade policies, or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business, logistics, and supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours,

Inc. and/or Corteva, Inc. for certain liabilities; and any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

For further information, please contact:

Rachelle Schikorra

ryschikorra@dow.com

®TM Trademark of The Dow Chemical Company or an affiliated company of Dow